                                                                    Exhibit 10.4

                                FOURTH AMENDMENT
                                TO LOAN AGREEMENT

                  This FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is effective as of May 9th, 2002 and entered into this 29th day of July, 2002, by and among CELLSTAR CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries signatory hereto (together with Parent, each an individual "Borrower," and collectively, the "Borrowers"), the lenders signatory hereto (the "Lenders"), and FOOTHILL CAPITAL CORPORATION, in its capacity as agent (the "Agent") for the Lenders,

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Lenders and the Agent have entered into that certain Loan and Security Agreement dated as of September 28, 2001, as amended by that certain First Amendment to Loan Agreement dated as of October 12, 2001, as further amended by that certain Second Amendment to Loan Agreement dated as of February 11, 2002, and as further amended by that certain Third Amendment and Waiver to Loan Agreement dated as of May 9, 2002 (as the same may be further modified, amended, restated or supplemented from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make loans and other financial accommodations to the Borrowers from time to time; and

                  WHEREAS, prior to the date hereof, the Agent and the Lenders amended the Loan Agreement and/or made such necessary waivers to permit the Borrowers to implement the Restructuring Plan (as defined in the Loan Agreement) and;

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to exclude the Restructuring Expenses (as defined in the Loan Agreement) from the definition of Fixed Charge Coverage Ratio; and

                  WHEREAS, the Agent and the Lenders have agreed to the requested amendment on the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement and further agree as follows:

            1. Amendment to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement, "Definitions," is hereby modified and amended by deleting the existing definition of "Fixed Charge Coverage Ratio" and inserting the following definition in substitution thereof:

                  ""Fixed Charge Coverage Ratio" means, with respect to any Person during any fiscal period and without duplication, the ratio for such Person during such fiscal period, of (a) EBITDA, minus (i) cash capital expenditures, minus (ii) tax expense (excluding amounts to be offset by any net operating losses) for such Person during such fiscal period, plus cash tax refunds received in such period, plus (iii) Restructuring Expenses incurred during such fiscal period, to (b) (i) principal payments made by such Person on any Indebtedness during such fiscal period (other than refinancings permitted by Section 7.1(d), payments on Advances, payments on revolving loans under any Permitted Foreign Subsidiary Credit Facility to the extent available to be reborrowed under such facility or cash collateral is released as a result thereof, payments under any Permitted Foreign Subsidiary Credit Facility with an initial term, including any permitted extensions thereof, of six (6) months or less, cash payments on the Convertible Subordinated Debt required by Section 6.16, and refinancings of debt of a Foreign Subsidiary with the proceeds of a credit facility obtained by another Foreign Subsidiary within the same non-U.S. geographic region) and (ii) cash interest expense minus cash interest income during such fiscal period."

     2. No Other Amendments or Waivers. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with the Agent or the Lenders at variance with the Loan Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. The Borrowers have no knowledge of any challenge to the Agent's or any Lenders' claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

     3. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Agent shall have received each of the following:

           (a) fully executed and delivered counterparts of this Amendment by the Borrowers, the Lenders and the Agent; and

           (b) such other information, documents, instruments or approvals as the Agent or the Agent's counsel may reasonably require.

     4. Representations and Warranties of Borrowers. Each Borrower represents and warrants to the Agent and the Lenders as follows:

           (a) Each Borrower is a corporation or limited partnership organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction indicated on the signature pages hereto and in all other jurisdictions in which the failure to be so qualified reasonably could be expected to constitute a Material Adverse Change;

                                        2

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          (b) The execution, delivery, and performance by each Borrower of this
Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Borrower's corporate or partnership authority, have been duly authorized by all necessary corporate or partnership action and do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's shareholders, partners, or members or any approval or consent of any Person under any material contractual obligation of any Borrower;

          (c) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person;

          (d) This Amendment and each other Loan Document to which each Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by each Borrower will be the legally valid and binding obligations of such Borrower, enforceable against each Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and

          (e) No Default or Event of Default is existing.

     5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

     6. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement" "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     7. Costs, Expenses and Taxes. The Borrowers agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

                                       3

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     8.   Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith, without reference to the conflict or choice of laws provisions thereof.

     9. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

               [The remainder of the page is intentionally blank]

                                       4


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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the day and year first written above.


BORROWERS:                               CELLSTAR CORPORATION,
                                         a Delaware corporation


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By:    Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         CELLSTAR, LTD., a Texas limited
                                         partnership


                                         By: National Auto Center, Inc.
                                             its General Partner


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By:    Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         NATIONAL AUTO CENTER, INC., a Delaware
                                         corporation


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By:    Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         CELLSTAR AIR SERVICES, INC., a Delaware
                                         corporation


                                         /s/ Elaine Flud Rodriguez
                                         ---------------------------------------
                                         By:    Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel

                                       -1

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                                          CELLSTAR TELECOM, INC.,
                                          a Delaware corporation


                                          /s/ Elaine Flud Rodriguez
                                          -------------------------------------
                                          By:    Elaine Flud Rodriguez
                                          Title: Sr. VP and General Counsel


                                          CELLSTAR FINANCO, INC., a Delaware
                                          corporation


                                          /s/ Elaine Flud Rodriguez
                                          -------------------------------------
                                          By:    Elaine Flud Rodriguez
                                          Title: Sr. VP and General Counsel


                                          A&S AIR SERVICE, INC., a Delaware
                                          Corporation


                                          /s/ Elaine Flud Rodriguez
                                          -------------------------------------
                                          By:    Elaine Flud Rodriguez
                                          Title: Sr. VP and General Counsel


                                          CELLSTAR INTERNATIONAL CORPORATION/SA,
                                          a Delaware corporation


                                          /s/ Elaine Flud Rodriguez
                                          -------------------------------------
                                          By:    Elaine Flud Rodriguez
                                          Title: Sr. VP and General Counsel


                                          CELLSTAR FULFILLMENT, INC., a Delaware
                                          corporation


                                          /s/ Elaine Flud Rodriguez
                                          -------------------------------------
                                          By:    Elaine Flud Rodriguez
                                          Title: Sr. VP and General Counsel

                                       -2

                                       CELLSTAR INTERNATIONAL CORPORATION/ASIA, a Delaware Corporation


                                       /s/ Elaine Flud Rodriguez
                                       ----------------------------------------
                                       By:    Elaine Flud Rodriguez
                                       Title: Sr. VP and General Counsel


                                       AUDIOMEX EXPORT CORP.,
                                       a Texas corporation

                                       /s/ Elaine Flud Rodriguez
                                       ----------------------------------------
                                       By:    Elaine Flud Rodriguez
                                       Title: Sr. VP and General Counsel


                                       NAC HOLDINGS, INC., a Nevada corporation

                                       /s/ Elaine Flud Rodriguez
                                       ----------------------------------------
                                       By:    Elaine Flud Rodriguez
                                       Title: President

                                       CELLSTAR GLOBAL SATELLITE SERVICES, LTD., a Texas limited partnership

                                       By:    National Auto Center, Inc.
                                         Its: General Partner


                                       /s/ Elaine Flud Rodriguez
                                       ----------------------------------------
                                       By:    Elaine Flud Rodriguez
                                       Title: Sr. VP and General Counsel

                                       -3

                                         CELLSTAR FULFILLMENT LTD., a Texas
                                         limited partnership

                                         By: CellStar Fulfillment, Inc.
                                             its General Partner

                                         /s/ Elaine Flud Rodriguez
                                         --------------------------------------
                                         By:    Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel


                                         FLORIDA PROPERTIES, INC.,
                                         a Texas corporation


                                         /s/ Elaine Flud Rodriguez
                                         --------------------------------------
                                         By:    Elaine Flud Rodriguez
                                         Title: Sr. VP and General Counsel



AGENT AND LENDERS:                       FOOTHILL CAPITAL
                                         CORPORATION, a California corporation,
                                         as Agent and as a Lender

                                         /s/  Robert Bernier
                                         --------------------------------------
                                         By:    Robert Bernier
                                                -------------------------------
                                         Title: Vice President
                                                -------------------------------


                                         FLEET CAPITAL CORPORATION , as a Lender

                                         /s/ E. James Beckemeier
                                         --------------------------------------
                                         By:    E. James Beckemeier
                                                -------------------------------
                                         Title: Vice President
                                                -------------------------------

                                       -4

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                                            TEXTRON FINANCIAL CORPORATION, as a
                                            Lender

                                            /s/ Jerrold K. Brown
                                            ------------------------------------
                                            By:    Jerrold K. Brown
                                                   -----------------------------
                                            Title: Senior Vice President
                                                   -----------------------------


                                            PNC BANK NATIONAL ASSOCIATION, as a
                                            Lender

                                            /s/ Robin L. Arriola
                                            ------------------------------------
                                            By:    Robin L. Arriola
                                                   -----------------------------
                                            Title: Vice President
                                                   -----------------------------

                                       -5